Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     This First Amendment to Credit Agreement (this “First Amendment”) is entered into as of May 13, 2010, by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (hereinafter collectively referred to as “Executing Banks”, and each individually, an “Executing Bank”).
W I T N E S S E T H
     WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this First Amendment);
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;
     WHEREAS, pursuant to the Quantum Purchase and Sale Agreement, Encore Operating LP has agreed to sell, and Quantum Resources Management, LLC has agreed to purchase, the Quantum Assets (such transaction, the “Quantum Sale”);
     WHEREAS, Borrower has advised Administrative Agent and Banks that the loss of gas production as a result of the Quantum Sale may cause the Credit Parties to have (a) hedged more than 100% of their reasonably anticipated projected production from Proved Mineral Interests of gas as prohibited by Section 9.11(a)(i) of the Credit Agreement, and (b) total production of gas that is less than the aggregate amount of gas which is the subject of Oil and Gas Hedge Transactions as prohibited by Section 9.11(b)(ii) of the Credit Agreement (collectively, the “Temporary Gas Hedging Noncompliance”), in each case during the period commencing on the effective date of the Quantum Sale and continuing through and including December 31, 2010 (such period, the “Specified Period”), which Temporary Gas Hedging Noncompliance is also prohibited by Section 9.17 of the Credit Agreement;
     WHEREAS, Borrower has requested that Banks (a) amend certain terms of the Credit Agreement to (i) permit the Quantum Sale, (ii) expressly permit a future sale of the Credit Parties’ existing assets located in the natural gas field commonly referred to as the Haynesville Shale and (iii) make certain other changes thereto as more specifically described herein, and (b) provide a limited waiver of any Temporary Gas Hedging Noncompliance that may occur during the Specified Period;
     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s requests; and
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “First Amendment”, “Haynesville Assets”, “Quantum Assets” and “Quantum Purchase and Sale Agreement”, which shall read in full as follows:
     “First Amendment” means that certain First Amendment to Credit Agreement dated as of May 13, 2010 among Borrower, Administrative Agent and Banks party thereto.
     “Haynesville Assets” means the Mineral Interests and related assets located in the natural gas field commonly referred to as the “Haynesville Shale” in northwest Louisiana and northeast Texas owned by Borrower and the other Credit Parties as of May 13, 2010.
     “Quantum Assets” means the “Assets” as defined in and to be sold pursuant to the Quantum Purchase and Sale Agreement.
     “Quantum Purchase and Sale Agreement” means that certain Purchase and Sale Agreement dated as of March 31, 2010, between Encore Operating LP, as seller, and Quantum Resources Management, LLC, as buyer, as amended, supplemented or modified from time to time in compliance with Section 9.6.
     1.2 Amendment to Definition. The definition of “Loan Papers” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     1.3 Amendment to Commitments Provision. The first paragraph of Section 2.1(b) of the Credit Agreement shall be amended by adding the following sentence at the end of such paragraph:

     The applicable Letter of Credit Fees and Letter of Credit Fronting Fees payable with respect to any Letter of Credit shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days.
     1.4 Amendment to Mineral Interests Provision. Section 7.9(a) of the Credit Agreement shall be amended to read in full as follows:
     (a) Each Credit Party (as applicable) has good and defensible title to all Mineral Interests described in the Reserve Report (other than any such Mineral Interests sold pursuant to an “asset disposition” (as defined in Section 9.5(c)) permitted pursuant to Section 9.5), including, without limitation, all Borrowing Base Properties, free and clear of all Liens except Permitted Encumbrances and Immaterial Title Deficiencies.
     1.5 Further Amendment to Mineral Interests Provision. Section 7.9(c) of the Credit Agreement shall be amended by adding the following sentence at the end of such section:
     For the avoidance of doubt, any reference to “Proved Mineral Interests described in the Reserve Report” and “Proved Producing Mineral Interests described in the Reserve Report” in this clause (c) shall be deemed not to include any such Proved Mineral Interests or any such Proved Producing Mineral Interests that have, since the date of the most recent Reserve Report, been sold pursuant to an “asset disposition” (as defined in Section 9.5(c)) permitted pursuant to Section 9.5.
     1.6 Amendment to Title Data Provision. Section 8.4(a) of the Credit Agreement shall be amended by deleting the phrase “within 30 days after the date hereof” and replacing such phrase with “on or prior to November 1, 2010”.
     1.7 Amendment to Restricted Payments Provision. Clause (h) of Section 9.2 of the Credit Agreement shall be amended to read in full as follows:
     (h) Any Credit Party may make Restricted Payments to any Unrestricted Subsidiary so long as such Restricted Payments (i) constitute Permitted Investments under clause (f) or clause (g) of the definition of Permitted Investments or (ii) are in the form of capital contributions resulting from “asset dispositions” (as defined in Section 9.5(c)) otherwise permitted pursuant to Sections 9.5(b), (c) and (h); and
     1.8 Amendment to Asset Dispositions Provision. Clause (b) of Section 9.5 of the Credit Agreement shall be amended to read in full as follows:
     (b) the sale of the Quantum Assets on or prior to November 1, 2010 pursuant to the Quantum Purchase and Sale Agreement and the contemporaneous termination of Oil and Gas Hedge Transactions solely to the extent covering such anticipated volumes of gas production sold pursuant to the Quantum Purchase and Sale Agreement as are necessary to maintain compliance with Sections 9.11(a)(i), 9.11(b)(ii) and 9.17, provided, that:
     (i) no Default or Event of Default exists or would exist after giving effect to such sale and termination;

     (ii) the Outstanding Credit at the time of such sale and termination does not exceed the Borrowing Base at such time;
     (iii) 100% of the consideration received in respect of such sale shall be cash; and
     (iv) the Net Proceeds received in respect of such sale and termination are applied immediately upon receipt to the repayment of the Obligations in accordance with Section 3.2 (other than the amount then owing, if any, under then outstanding Taxable Industrial Development Revenue Bonds issued by Mississippi Business Finance Corporation pursuant to the Bond Documents);
     1.9 Further Amendment to Asset Dispositions Provision. Clause (c) of Section 9.5 of the Credit Agreement shall be amended to delete the phrase “an asset disposition or the termination of any Hedge Agreement in respect of commodities” and replace such phrase with the following:
a sale, lease, transfer, abandonment, exchange or other disposition (including Casualty Events) of other assets (including Mineral Interests) (in each case, an “asset disposition”) or the termination of any Hedge Agreement in respect of commodities
     1.10 Further Amendment to Asset Dispositions Provision. Section 9.5 of the Credit Agreement shall be amended to (a) delete the reference to “and” at the end of clause (f) thereof, (b) delete the period at the end of clause (g) thereof, (c) replace such period with “; and”, and (d) add a new clause (h) to the end thereof as follows:
     (h) the sale of Haynesville Assets on or prior to November 1, 2010 and the contemporaneous termination of Oil and Gas Hedge Transactions solely to the extent covering such anticipated volumes of gas production related to the Haynesville Assets then sold as are necessary to maintain compliance with Sections 9.11(a)(i), 9.11(b)(ii) and 9.17, provided, that:
     (i) no Default or Event of Default exists or would exist after giving effect to such sale and termination;
     (ii) the Outstanding Credit at the time of such sale and termination does not exceed the Borrowing Base at such time;
     (iii) 100% of the consideration received in respect of such sale shall be cash;
     (iv) the consideration received in respect of such sale shall be equal to or greater than the fair market value of such Haynesville Assets (as determined by the Credit Parties in good faith);
     (v) Administrative Agent shall have received a list of all such Haynesville Assets being sold in form and substance acceptable to Administrative

Agent at least 10 Domestic Business Days prior to the closing of such sale and Administrative Agent shall have approved such list in writing; and
     (vi) the Net Proceeds received in respect of such sale and termination are applied immediately upon receipt to the repayment of the Obligations in accordance with Section 3.2 (other than the amount then owing, if any, under then outstanding Taxable Industrial Development Revenue Bonds issued by Mississippi Business Finance Corporation pursuant to the Bond Documents);
     1.11 Amendment to Restricted Amendments Provision. Section 9.6 of the Credit Agreement shall be amended to add the following sentence to the end thereof:
In addition, Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under, the Quantum Purchase and Sale Agreement; provided, that, such modifications or amendments may be made without the consent of Majority Banks if such modifications or amendments (i) do not, directly or indirectly, affect the defined term “Assets” therein or result in additional Borrowing Base Properties being sold pursuant thereto (other than any such modifications or amendments that remove assets or properties from the defined term “Assets” therein), (ii) individually or in the aggregate, are not materially adverse to the rights of Administrative Agent or Banks, and (iii) individually or in the aggregate, do not materially decrease the economic benefit that Encore Operating LP would have otherwise received pursuant to the Quantum Purchase and Sale Agreement.
Section 2. Limited Waiver. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Banks hereby consent to the Temporary Gas Hedging Noncompliance during the Specified Period; provided, that Borrower will not, nor will Borrower permit any other Credit Party to, enter into any Hedge Transaction for gas during the Specified Period unless such Hedge Transaction, together with any other existing Hedge Transactions for gas, will not cause a violation of Sections 9.11 and 9.17 of the Credit Agreement. Borrower acknowledges and agrees that the limited waiver set forth in this Section 2 is limited solely to Sections 9.11(a)(i), 9.11(b)(ii) and 9.17 of the Credit Agreement and applies solely with respect to the Temporary Gas Hedging Noncompliance during the Specified Period caused as a direct result of the Credit Parties’ loss of gas production from the Quantum Sale. The limited waiver set forth in this Section 2 is a limited, one-time waiver, and nothing contained herein shall obligate Administrative Agent or Banks to grant any additional or future waiver with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.
Section 3. Conditions Precedent to Amendment. The amendments contained in Section 1 hereof and the limited waiver provided in Section 2 hereof shall be effective on the date that each of the following conditions precedent is satisfied (the “Effective Date”):
     Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and Majority Banks and acknowledged by each Restricted Subsidiary (or,

in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).
     3.1 Quantum Purchase and Sale Agreement. Administrative Agent shall have received a copy of the Quantum Purchase and Sale Agreement, together with all attachments, exhibits and schedules thereto, certified by an Authorized Officer of Encore Operating LP as true, correct and complete as of the Effective Date.
     3.2 No Default. No Default or Event of Default shall have occurred which is continuing.
     3.3 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.
Section 4. Representations and Warranties. To induce Executing Banks and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:
     4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.
     4.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this First Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.
     4.3 Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
Section 5. Miscellaneous.
     5.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     5.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.
     5.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Borrower, Majority Banks and each Restricted Subsidiary have executed a counterpart. Facsimiles shall be effective as originals.
     5.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     5.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

BORROWER: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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First Amendment to Credit Agreement
Denbury Resources Inc.

     Each of the undersigned (1) consent and agree to this First Amendment, and (2) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company
By:	Denbury Operating Company, its sole member

By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

ENCORE OPERATING LOUISIANA, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

GREENCORE PIPELINE COMPANY LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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ENCORE OPERATING, L.P., a Texas limited partnership
By:	EAP Operating LLC, its general partner

By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

EAP OPERATING, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

EAP PROPERTIES, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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DENBURY ENCORE HOLDINGS INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Brian P. Orlando
Brian P. Orlando,
Vice President

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BANKS: BANK OF AMERICA, N.A.
By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

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BANKS: BNP PARIBAS
By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director

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BANKS: THE BANK OF NOVA SCOTIA
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Managing Director

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BANKS: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhaddo
	Title:	Vice President

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BANKS: ROYAL BANK OF CANADA
By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

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BANKS: WELLS FARGO BANK, N.A.
By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Portfolio Manager

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BANKS: UBS LOAN FINANCE, LLC
By:	/s/ Irja R. Otsa
	Name:	Ira R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

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BANKS: UNION BANK, N.A.
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

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BANKS: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)
By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Director

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BANKS: BANK OF SCOTLAND plc
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

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BANKS: COMPASS BANK
By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

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BANKS: CAPITAL ONE, N.A.
By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Senior Vice President

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BANKS: COMERICA BANK
By:	/s/ Dustin Hansen
	Name:	Dustin Hansen
	Title:	Senior Vice President

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BANKS: ING CAPITAL LLC
By:	/s/ Julie Bieser
	Name:	Julie Bieser
	Title:	Director

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BANKS: SUNTRUST BANK
By:	/s/ David Simpson
	Name:	David Simpson
	Title:	Vice President

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BANKS: CIBC, INC.
By:	/s/ Robert Casey
	Name:	Robert Casey
	Title:	Executive Director

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BANKS: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Vice President

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BANKS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

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BANKS: SUMITOMO MITSUI BANKING CORP.
By:
Name:
Title:

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BANKS: FIFTH THIRD BANK
By:	/s/ Mike Mendenhall
	Name:	Mike Mendenhall
	Title:	Vice President

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BANKS:
ALLIED IRISH BANKS p.l.c.
By:	/s/ Edward M. Fenk
	Name:	Edward M. Fenk
	Title:	Vice President

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Assistant Vice President

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BANKS:
STERLING BANK
By:	/s/ Parul June
	Name:	Parul June
	Title:	Banking Officer

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BANKS:
GOLDMAN SACHS BANK USA
By:	/s/ John Madrinos
	Name:	John Makrinos
	Title:	Authorized Signatory

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